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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):          JULY 29, 2005

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            0-27121                                    35-2208007
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   (Commission File Number)                (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA                  90212
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

EXTENSION OF STANFORD LINE OF CREDIT

         On July 29, 2005, the Company entered into a Second Extension to Commercial Loan and Security Agreement by and among the Company and Stanford Financial Group Company (the "Second Extension"), which amends the terms of that certain Commercial Loan and Security Agreement dated as of October 1, 2003, as amended by that certain Amendment to Commercial Loan and Security Agreement dated as of March 29, 2005 (as amended, the "Stanford Loan Agreement"). This Second Extension, which was made effective retroactively to July 21, 2005, amends the Stanford Loan Agreement by extending the payment date from October 1, 2005 to October 1, 2006. All other terms of the Stanford Loan Agreement remain the same.

AMENDMENT OF TRUST LOAN AGREEMENT

         On July 31, 2005, the Company entered into a Second Amendment to Renewal and Modification Agreement by and among the Company, Silvano DiGenova and the John Wesley English Living Trust (the "Second Amendment"), which amends that certain Renewal and Modification Agreement between the parties dated September 30, 2003, as amended by that certain First Amendment to Renewal and Modification Agreement dated December 15, 2004, and that certain Secured Revolving Line of Credit Agreement between the parties dated August 8, 2002 (collectively, the "Trust Loan Agreements"). The Trust Loan Agreements provided that the Company make three installment payments of $100,000 each, with payments due on January 31, 2005, February 28, 2005 and March 31, 2005. The remaining unpaid principal balance, plus accrued but unpaid interest thereon, was due and payable on January 31, 2006. The unpaid principal currently due under the Trust Loan Agreements is $2,200,000.

         The parties entered into the Second Amendment in order to modify the payment terms of the Trust Loan Agreements. Under the Second Amendment, the Company is obligated to pay $500,000 in ten monthly installments of $50,000 each, commencing on October 1, 2005 and continuing until July 1, 2006. In the event the Company obtains additional financing or equity infusions that total at least $5,000,000, the Company agrees to increase the monthly installment payments to $100,000 for each month after obtaining such financing or equity infusion until the aggregate principal payment of $500,000 has been made. The Second Amendment further provides that the remaining unpaid principal balance, plus accrued but unpaid interest thereon, is due and payable on September 1, 2006. Additionally, failure by the Company to make all payments under the terms of the Trust Loan Agreements in a timely manner will constitute an event of default and all unpaid principal and interest shall become immediately due and payable upon demand.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c) EXHIBITS.

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              Exh. No.    Description
              --------    -----------

              10.1        Second Extension to Commercial Loan and Security
                          Agreement

              10.2        Second Amendment to Renewal and Modification Agreement

                                       3
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 2, 2005               SUPERIOR GALLERIES, INC.

                                      By: /s/ Paul Biberkraut
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                                          Paul Biberkraut
                                          Chief Financial Officer and Secretary

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                   EXHIBITS FILED WITH THIS REPORT ON FORM 8-K


Number        Description
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10.1          Second Extension to Commercial Loan and Security Agreement

10.2          Second Amendment to Renewal and Modification Agreement

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